Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Amendment”) is dated as of September 7, 2012, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE, L.L.C., a Delaware limited liability company (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into a Credit Agreement dated as of July 13, 2011 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.4(g) of the Credit Agreement, Borrowers desire to increase the Maximum Revolver Amount by an amount equal to $50,000,000 (the “Increase”); and
WHEREAS, in connection with the Increase, the Lenders, Agent, and Borrowers desire to amend certain terms and provisions of the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Effective as of the Amendment Effective Date (as defined below), Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule C-1 hereto.
3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:

(1)	that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;

(2)
that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;

(3)
that this Amendment is a legal, valid, and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(4)
that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and

(5)	that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date each of the following conditions have been met (such date, the “Amendment Effective Date”):
(a)    this Amendment shall have been executed and delivered by Agent, the Lenders identified on the signature pages hereof, and Borrowers, and acknowledged by the Guarantor;
(b)    Agent shall have received a certificate of each Loan Party dated as of the date hereof signed by the Secretary of such Loan Party as to the matters set forth in Section 2.4(g)(v) of the Credit Agreement, in form and substance satisfactory to Agent; and
(c)    Agent shall have received payment in immediately available funds of an amendment fee in an amount equal to $250,000, such amendment fee to be for the account of Agent and the Lenders providing the Increase, which Lenders are identified on the signature pages hereof, and shall be distributed by Agent as separately agreed between Agent and the applicable Lenders.
Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in Section 4(a) hereof shall be deemed evidence that the Amendment Effective Date has occurred. The Lenders hereby authorize and direct the Agent to execute this Amendment.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.

(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and the Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of the Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this First Amendment to Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Rina Shinoda
Name:    Rina Shinoda
Title:    Vice President

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Lynn Gosselin
Name:    Lynn Gosselin
Title:    Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Peter S. Predun
Name:    Peter S. Predun
Title:    Executive Director

[Signature Page to First Amendment to Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to First Amendment to Credit Agreement]

Schedule C-1
Commitments

Lender	Revolver Commitment
Wells Fargo Capital Finance, LLC	$100,000,000.00
Bank of America, N.A.	$85,000,000.00
U.S. Bank National Association	$50,000,000.00
PNC Bank, National Association	$35,000,000.00
JPMorgan Chase Bank, N.A.	$30,000,000.00

All Lenders	$300,000,000.00